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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 15, 2008

SUSSEX BANCORP
(Exact name of registrant as specified in its charter)

___New Jersey___	0-29030	22-3475473
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

200 Munsonhurst Road
Franklin, New Jersey	07416
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code  (973) 827-2914

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
____________________________________________________________________________________________________________________________________________

Item 2.02.	Results of Operations and Financial Condition.

The information in this section, including the information contained in the press release included as Exhibit 99.1 hereto, is being furnished pursuant to this Item 2.02 and shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  In addition, this information shall not be deemed to be incorporated by reference into any of the Registrant’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

On October 16, 2008, the Registrant issued a press release announcing its financial results for the third quarter and nine months ended September 30, 2008.  A copy of the October 16, 2008 press release is included as Exhibit 99.1 hereto.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 15, 2008, the Board of Directors of the Registrant approved a change to the Registrant’s Bylaws, which are attached hereto as Exhibit 3(ii) and incorporated herein by reference.  A new Section 19 to Article III was added to the Bylaws regarding nomination procedures for the Registrant’s board of directors.

Item 8.01.	Other Events.

On October 16, 2008, the Registrant issued a press release announcing that its Board of Directors declared a stock dividend of 6.5% payable on November 12, 2008 to shareholders of record as of October 29, 2008.  A copy of the October 16, 2008 press release is included as Exhibit 99.1 hereto.

The information in this section, including the information contained in the press release included as Exhibit 99.1 hereto, is being furnished pursuant to this Item 8.01 and shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  In addition, this information shall not be deemed to be incorporated by reference into any of the Registrant’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3(ii)	Amended and Restated Bylaws of Sussex Bancorp

99.1
Press Release dated October 16, 2008 regarding financial results for the third quarter and nine months ended September 30, 2008 and announcing the declaration of a 6.5% stock dividend to be paid to shareholders of record as of October 29, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Sussex Bancorp, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUSSEX BANCORP
(Registrant)

Dated: October 17, 2008	By: /s/ Candace A. Leatham__________
CANDACE A. LEATHAM
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

CURRENT REPORT ON FORM 8-K

Exhibit No.	Description	Page No.

3(ii)	Amended and Restated Bylaws of Sussex Bancorp	5-22

99.1	Press release announcing the Registrant's	23-27
results for the third quarter and nine months ended
September 30, 2008 and the Registrant’s declaration
of a 6.5% stock dividend to shareholders of record
as of October 29, 2008.